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Exhibit 10.36

EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

        EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of January 23, 2002, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998, and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

        WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided; and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows.

        NOW, THEREFORE, it is agreed:

        1.    Section 4.02(b) of the Credit Agreement is hereby amended by deleting the date "January 25, 2002" and the amount "$2,875,000" set forth opposite such date in the table therein and inserting the following new date and amount in lieu thereof in such table:

    "January 30, 2002                              $2,875,000".

        2.    The Banks hereby waive, but only during the Waiver Period (as defined below), any Default or Event of Default that has arisen (or may hereafter arise) solely as a result of Holdings and the Borrower failing to comply with (i) Section 9.08 of the Credit Agreement during the period from the last day of Holdings' fiscal quarter ended closest to September 30, 2001 through and including January 29, 2002 (such period, the "Waiver Period") and (ii) Sections 9.07 and 9.09 of the Credit Agreement for the Test Period ended on the last day of Holdings' fiscal quarter ended closest to September 30, 2001 and for the Test Period ending on the last day of Holdings' fiscal quarter ending closest to December 31, 2001; provided, however the waivers set forth in this Section 2 shall cease on January 30, 2002 at which time such Defaults and/or Events of Default shall be reinstated automatically without any further action or notice by the Agent or any Bank.

        3.    This Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

        4.    In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the Eighth Amendment Effective Date, after giving effect to this Amendment.

        5.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the Borrower and the Agent.

        6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        7.    From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

        8.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

* * *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ELGAR HOLDINGS, INC.
By:	/s/ KENNETH R. KILPATRICK President and Chief Executive Officer
ELGAR ELECTRONICS CORPORATION
By:	/s/ KENNETH R. KILPATRICK President and Chief Executive Officer
BANKERS TRUST COMPANY, Individually and as Agent
By:	/s/ PATRICK W. DOWLING Vice President

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  Exhibit 10.36
EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT